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                                                                    EXHIBIT 10.1

                               INDEMNITY AGREEMENT

     This Indemnity Agreement (this "Agreement") is made as of the ____ day of ________, 2005 by and between US Airways Group, Inc., a Delaware corporation (the "Corporation") and __________ ("Indemnitee").

                                   WITNESSETH:

     WHEREAS, it is essential to the Corporation to retain and attract as Directors and Officers the most capable persons available; and

     WHEREAS, both the Corporation and the Indemnitee recognize the increased risk of litigation and other claims being asserted against Directors and Officers of public companies in today's environment; and

     WHEREAS, the substantial increase in corporate litigation subjects Directors and Officers to expensive litigation risks at the same time that the availability of Directors' and Officers' liability insurance has been severely limited; and

     WHEREAS, it is now and has always been the express policy of the Corporation to indemnify its Directors and Officers so as to provide them with the maximum possible protection permitted by law; and

     WHEREAS, Indemnitee does not regard the protection available under the Corporation's Amended and Restated Certificate of Incorporation and Bylaws and insurance as adequate in the present circumstances, and may not be willing to serve as a Director or an Officer without adequate protection; and

     WHEREAS, the Board of Directors of the Corporation has determined that the inability to attract and retain the Indemnitee would be detrimental to the best interests of the Corporation and to its stockholders and the Corporation should act to assure such persons that there will be increased certainty of such protection in the future; and

     NOW, THEREFORE, in consideration of the Indemnitee's continued services as a Director or an Officer of the Corporation, the Corporation and Indemnitee do hereby agree as follows:

1. AGREEMENT TO SERVE. Indemnitee agrees to serve or continue to serve as a Director or an Officer of the Corporation for so long as he or she is duly elected or appointed or until such time as he or she tenders his or her resignation in writing.

2.   DEFINITIONS. As used in this Agreement:

          (a) References to the "Corporation" shall include US Airways Group, Inc., any parent, subsidiary or affiliate of US Airways Group, Inc., and any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or

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     merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

          (b) The term "Proceeding" shall include any threatened, pending or completed action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or proceeding, whether brought against, by or in the right of the Corporation or otherwise, and whether of a civil, criminal, administrative or investigative nature, in which Indemnitee is, was or becomes a party, witness or participant or is threatened to be made a party, witness or participant by reason of the fact that Indemnitee is or was a Director and/or Officer of the Corporation, or is or was serving at the written request of the Corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise. A "Proceeding" shall include Proceedings with respect to which the event or events that form the subject matter of the Proceeding occurred prior to the date of this Agreement, so long as the Indemnitee was at that time a Director and/or Officer of the Corporation or serving at the request of the Corporation as set forth in the previous sentence.

          (c) The term "Expenses" shall include, without limitation, expenses of investigations, judicial or administrative proceedings or appeals, amounts paid in settlement by or on behalf of Indemnitee, attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements, costs, expenses and obligations paid or incurred in connection with investigating, prosecuting, defending, being a witness in, or participating in (including an appeal), or preparing to prosecute, defend, be a witness in, any Proceeding or in connection with establishing a right to indemnification under Paragraph 7 of this Agreement, but shall not include amounts of judgments, fines or penalties against Indemnitee.

          (d) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan; references to "serving at the request of the Corporation" shall include any service as a Director, Officer, employee or agent of the Corporation which imposes duties on, or involves services by, such Director, Officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interest of the Corporation" as referred to in this Agreement.


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3.   INDEMNITY IN THIRD PARTY PROCEEDINGS. The Corporation shall indemnify
     Indemnitee in accordance with the provisions of this paragraph, against all Expenses, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement (including all interest, assessments, and other charges paid or payable in connection with or in respect of such Expenses actually and reasonably incurred by or for Indemnitee in connection with any Proceeding (other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor), or any claim, issue or matter therein, but only if Indemnitee acted in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, in the case of a criminal proceeding had no reasonable cause to believe that his or her conduct was unlawful. The termination of any such Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal proceeding, that Indemnitee has reasonable cause to believe that his or her conduct was unlawful.

4. INDEMNITY IN PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify Indemnitee in accordance with the provisions of this paragraph, against all Expenses actually and reasonably incurred by or for Indemnitee in connection with any Proceeding by or in the right of the Corporation to procure a judgment in its favor, but only if Indemnitee acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification for Expenses shall be made under this paragraph in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses which such court shall deem proper.

5. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding referred to in paragraphs 3 and 4 above, or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee in connection therewith.

6. ADVANCES OF EXPENSES. At the written request of Indemnitee, the Expenses incurred by Indemnitee in any Proceeding shall be paid by the Corporation (within two business days of such request) in advance of the final disposition of such Proceeding, provided, that Indemnitee shall undertake in writing to repay such amount to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification; provided that the Corporation's obligation to advance Expense under this Section 6 shall not be qualified or conditioned in any manner by the Corporation on the Indemnitee's ability to reimburse the Corporation; and provided, further, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by such forum that Indemnitee would not be permitted to be


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     indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any advanced Expenses until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed).

7. RIGHT OF INDEMNITEE TO INDEMNIFICATION UPON APPLICATION; PROCEDURE UPON APPLICATION.

          (a) Any indemnification under Paragraphs 3 and 4 or advance under Paragraph 6 (unless ordered by the court) shall be paid by the Corporation to the fullest extent permitted by applicable law in effect as of the date hereof and to such greater extent as applicable law may thereafter from time to time permit, as soon as practicable but in any event no later than 30 days after receipt of the written request of Indemnitee, unless a determination is made within said 30 day period by (1) the Board of Directors by a majority of directors who were not parties to the Proceeding in respect of which indemnification is being sought event though less than a quorum; or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; or (3) if there are no such directors, or if such directors so elect independent legal counsel in a written opinion, that Indemnitee has not met the relevant standards for indemnification set forth in Paragraphs 3 and 4.

          (b) In the case of a determination made in accordance with this paragraph that Indemnitee is not entitled to whole or partial indemnification with respect to a specific Proceeding, or a failure by any such forum to make any determination, Indemnitee shall have the right to apply to any court of competent jurisdiction for the purpose of enforcing Indemnitee's right to indemnification pursuant to this Agreement or to commence litigation in any court in the State of Delaware having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by such forum or any aspect thereof, including the legal or factual bases therefor, and the Corporation hereby consents to service of process and to appear in any such proceeding. The burden of proving that indemnification or advances are not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, a committee thereof or independent legal counsel) to have made a determination prior to the commencement of such action that Indemnitee has met the applicable standard of conduct nor an actual determination by the Corporation (including its Board of Directors, a committee thereof or independent legal counsel) that Indemnitee has not met such standard shall be a defense to the action nor create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee's Expenses actually and reasonably incurred in connection with successfully establishing his right to indemnification or advance, in whole or in part, shall also be indemnified by the Corporation.

          (c) With respect to any Proceeding for which indemnification is requested, the Corporation will be entitled to participate therein at its own expense and, except as otherwise provided below, the Corporation may assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election to assume the defense of a Proceeding, the Corporation will not be liable to


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     Indemnitee under this Agreement for any Expenses subsequently incurred by
     Indemnitee in connection with the defense thereof, other than as provided below. The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Indemnitee shall have the right to employ counsel in any Proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense of the Proceeding shall be at the expense of Indemnitee, unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of a Proceeding, or (iii) the Corporation shall not in fact have employed counsel to assume the defense of a Proceeding, in each of which cases the fees and expenses of Indemnitee's counsel shall be advanced by the Corporation. Notwithstanding the foregoing, the Corporation shall not be entitled to assume the defense of any Proceeding brought by or in the right of the Corporation.

8. LIMITATIONS ON INDEMNIFICATION. No payment pursuant to this Agreement shall be made by the Corporation:

          (a) To indemnify Indemnitee for any Expenses, judgments, fines or penalties sustained in any Proceeding for which payment is actually made to Indemnitee (under a valid and collectible insurance policy, by-law, contract, agreement or otherwise), except in respect of any excess beyond the amount of payment under such insurance;

          (b) To indemnify Indemnitee for any Expenses, judgments, fines or penalties sustained in any Proceeding for an accounting of profits made from the purchase or sales by Indemnitee of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state or local statutory law;

          (c) To indemnify Indemnitee for any Expenses, judgments, fines or penalties resulting from Indemnitee's conduct which is finally adjudged to have been willful misconduct, knowingly fraudulent or deliberately dishonest; or

          (d) If a court of competent jurisdiction finally determines that such payment hereunder is unlawful.

9. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification and advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Certificate of Incorporation or the By-Laws of the Corporation, in each case as amended or restated, any agreement, any vote of stockholders or disinterested Directors, the General Corporation Law of the State of Delaware, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office. The indemnification provided by this Agreement shall continue as to Indemnitee even though he or she may have ceased to be a Director or Officer of the Corporation and shall inure to the benefit of the heirs and personal representatives of Indemnitee.


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10.  PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for a portion of the Expenses, judgments, fines or penalties actually and reasonably incurred by him or her in any Proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines or penalties to which Indemnitee is entitled to the maximum extent permitted by law.

11.  MAINTENANCE OF LIABILITY INSURANCE.

          (a) The Corporation hereby covenants and agrees that, as long as Indemnitee continues to serve as a Director and/or Officer of the Corporation and thereafter as long as Indemnitee may be subject to any Proceeding, the Corporation, subject to subsection (c), shall maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers.

          (b) In all D&O Insurance policies, Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Corporation's Directors or Officers.

          (c) Notwithstanding the foregoing, but subject to the terms of the Agreement and Plan of Merger, dated as of May 19, 2005, as amended, among the Corporation, America West Holdings Corporation, and Barbell Acquisition Corp., the Corporation shall have no obligation to obtain or maintain the D&O Insurance if the Corporation determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is so limited by exclusions that it provides an insufficient benefit, or Indemnitee is covered by similar insurance maintained by a subsidiary of the Corporation.

12. SUBROGATION. In the event of any payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

13. SAVINGS CLAUSE. If this Agreement or any portion hereof is invalidated on any ground by any court of competent jurisdiction, the Corporation shall nevertheless indemnify Indemnitee to the extent permitted by any applicable portion of this Agreement that has not been invalidated or by any other applicable law.

14. NOTICE. Indemnitee shall, as a condition precedent to his or her right to be indemnified under this Agreement, give to the Corporation notice in writing as soon as practicable of any proceeding for which indemnity will or could be sought under this Agreement. Notice to the Corporation shall be directed to US Airways Group, Inc., 111 West Rio Salado Parkway, Tempe, Arizona 85281, Attention: General Counsel (or such other address as the Corporation shall designate in writing to Indemnitee). Notice shall be deemed received three days after the date postmarked if sent by prepaid mail, properly


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     addressed. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

15. COUNTERPARTS. This Agreement may be executed on any number of counterparts, all of which shall be deemed to constitute one and the same instrument.

16. APPLICABLE LAW. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of Delaware.

17. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Corporation and its successors and assigns.

18. AMENDMENTS. No amendment, waiver, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both of the parties hereto. The indemnification rights afforded to Indemnitee hereby are contract rights and may not be diminished, eliminated or otherwise affected by amendments to the Amended and Restated Certificate of Incorporation or Bylaws of the Corporation or by other agreements.

19. INTEGRATION AND ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral agreements between the parties hereto related to the subject matter hereof.

                         (Signatures on following page)


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     IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be duly executed and signed as of the day and year first above written.

                                        US AIRWAYS GROUP, INC.


                                        By:
                                            ------------------------------------
                                        [Name]
                                               ---------------------------------
                                        [Title]
                                                --------------------------------


                                        INDEMNITEE

                                        ----------------------------------------
                                        [Name]


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